UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2008
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7 Regulation FD Disclosures.
On June 25, 2008, Hudson City Bancorp, Inc.’s (the “Company”) Chairman, President and Chief Executive Officer, Ronald E. Hermance, Jr. commented on the positive growth outlook for the Company. His comments were included in a press release. A copy of the press release is attached as Exhibit 99.1.
Item 9 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1
Press Release dated June 25, 2008, by Hudson City Bancorp, Inc. (the “Company”) which includes comments by the Company’s Chairman, President and Chief Executive Officer, Ronald E. Hermance, Jr. on the positive growth outlook for the Company.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: June 25, 2008

Exhibit Index

Exhibit No.	Description
99.1
Press Release dated June 25, 2008, by Hudson City Bancorp, Inc. (the “Company”) which includes comments by the Company’s Chairman, President and Chief Executive Officer, Ronald E. Hermance, Jr. on the positive growth outlook for the Company.

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